CAPITAL BANK
FINANCIAL CORP

2013 Third Quarter Earnings

October 17, 2013

Safe Harbor Statement

Forward-Looking Statements

Information in this presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption "Risk Factors" in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; and (9) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Our Path to Investor Returns

- Improve ROAA from 0.69% (0.76% Core) to 1.0%
- Generate organic loan and core deposit growth
- Deploy capital through acquisitions, in a thoughtful and disciplined manner
- Optimize capital structure and return excess capital to investors
- Target low double-digit ROTCE
- Significantly improve stock valuation



Intense focus on improving/sustaining ROTCE

ROTCE = Return on Tangible Common Equity. See appendix for core reconciliation.

The Capital Bank Story

From 'blind pool' to $6.6 billion bank in three years

Total Assets



$ in millions
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3



Nashville
Knoxville
Winston-Salem
Raleigh
Charlotte
Columbia
Charleston
TN
NC
SC
GA
AL
FL
Gulf of Mexico
Atlan tic Oce an
Naples
Miami

Source: SNL Financial

We've Built One Bank out of Seven Acquisitions

TIB FINANCIAL CORP.

CAPITAL BANK

GreenBankshares, Inc.

Southern Community FINANCIAL CORPORATION

FIRST NATIONAL BANK

METROBANK

TURNBERRY BANK

CAPITAL BANK FINANCIAL CORP

- Merged all acquisitions into single national charter: Capital Bank, NA
- Integrated onto single scalable processing platform
- Branded all retail stores Capital Bank
- Centralized all back-office functions
- Rolled out uniform products, pricing, and management practices across the footprint
- Established a common culture of performance, accountability, and compliance

Third Quarter Highlights

- Reported GAAP net income of $11.4 mm, or $0.22 per diluted share
- Reported record core net income of $12.7 mm, or $0.24 per diluted share, up 49% y/y
- Core ROAA improved to 0.76%, up from 0.56% in 3Q12
- TBV per share improved to $18.33 primarily on re-estimation of Southern Community day one loan mark
- Originations up 68% y/y to $291 mm
- NIM expanded to 4.45%, with the cost of deposits falling sequentially from 0.43% to 0.38%
- Repurchased $13 mm of stock at weighted average price of $21.50 per share
- Strongly capitalized with 14.5% tier 1 leverage

See reconciliation of non-GAAP measures in appendix.

Southern Community Day 1 Adjustments

Balance Sheet Impact at 6/30/13

$ mms

	Prior	Adjustment	New
Loans, net	4,481	41	4,522
Goodwill	148	(16)	132
Deferred tax	202	(15)	187
Other liabilities	45	(13)	57
Tangible Book Value	941	14	955

2Q13 Net Income Impact

$ mms

	Prior	Adjustment	New
Net Interest Income	67.2	(1.8)	65.4
Provision for loan losses	(3.9)	0.6	(4.5)
Total non-interest expense	(59.1)	(0.2)	(59.4)
Income before income tax expense	17.6	(2.6)	15.0
Income tax expense	(6.5)	0.9	(5.6)
Net Income	11.1	(1.7)	9.4
Loan Yield	6.17%	(0.22)%	5.96%
Margin	4.47%	(0.15)%	4.32%
Core ROAA	0.69%	(0.08)%	0.61%

Third Quarter Core Earnings Summary

($ millions except per share data)

	3Q13	2Q13	3Q12	Q/Q	Y/Y
Net interest income	65.4	65.4	60.3	0%	8%
Provision	1.0	4.5	5.8	78%	83%
Core non-interest income	15.3	13.3	13.6	15%	13%
Core non-interest expense	59.3	57.5	55.9	-3%	-6%
Core pretax income	20.4	16.7	12.3	22%	66%
Core net income	12.7	10.6	8.5	20%	49%
Per share	$0.24	$0.20	$0.18	22%	31%
Non-core adjustments	(1.3)	(1.2)	(29.3)		
Net income	11.4	9.4	37.8		
Per share	$0.22	$0.17	$0.75		
Net interest margin	4.45%	4.32%	4.45%		
Core fee ratio	19.0%	16.9%	18.6%		
Core efficiency ratio	73%	73%	75%		
Core ROAA	0.76%	0.61%	0.56%		
Core ROTCE	5.3%	4.5%	3.4%		

After-tax non-core adjustment detail	
Securities gains	0.1
Non-cash equity compensation	0.7
CVR	(0.8)
Gain on extinguishment of debt	(0.3)
Tax adjustment	1.6
Total	**1.3**

See appendix for more detail on non-core adjustments and reconciliation.

New Loan Production up 68% Y/Y

Originations by Product


$ in mms
$173
$253
$251
$302
$291
102
61
128
3Q12
4Q12
1Q13
2Q13
3Q13
Commercial
CRE
Consumer / Indirect

Originations by Geography


$ in mms
$173
$253
$251
$302
$291
46
180
66
3Q12
4Q12
1Q13
2Q13
3Q13
Florida
Carolinas
Tennessee

- Strong production of $291 mm, despite seasonally slow quarter, with some customer-driven slippage into 4Q
- Commercial lending up 23% y/y, with the Carolinas producing exceptionally strong results
- Consumer production up 72% y/y mostly on mortgage lending
- Remain selective on CRE lending, with a focus on quality projects and borrowers. 3Q included a large transaction for a credit-worthy tenant
- Tennessee stabilizing under new leadership and should show stronger results going forward

Portfolio Growth Impacted by Paydowns

Loan Portfolio (1)



$ in mms
4,599
291
-79
-76
-259
4,477
6/30/2013
Originations
CRE Payoffs
Special Assets
Other Paydowns
9/30/2013

- The loan portfolio declined by $122 mm during 3Q13
- Commercial real estate payoffs declined to $79 mm from $114 mm in 2Q
- Collections and foreclosures on Special Assets loans totaled $76 mm

CRE Concentration



49%
35%
31%
29%
2010*
2011
2012
3Q13

*As of 6/30/2010, prior to purchase accounting.

Other Paydowns



$ in mms
Consumer / Other 9%
C&I Payoffs 41%
Resi / HELOC 25%
C&I Paydowns 25%

(1) Carrying value

Continued Improvement in Deposit Quality



Core Deposit Balances
$ in mms
3,059
3,802
3,780
3,690
3,689
1,471
2,218
3Q12
4Q12
1Q13
2Q13
3Q13
Checking
Savings & Money Market

- Cost of deposits dropped 5 bps due to run-off of higher cost CDs
- Checking account balances increased by $42 mm in 3Q13, offsetting run-off in money market
- Core deposits are 70% of total deposits, and the company is 97% deposit funded



Cost of Deposits
Total
Core
0.58%
0.49%
0.46%
0.43%
0.38%
0.22%
0.22%
0.15%
0.14%
0.14%
3Q12
4Q12
1Q13
2Q13
3Q13



Net Checking Account Growth
1,000
500
-
(500)
(1,000)
(1,500)
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13

NIM Improves Sequentially

Net Interest Margin


4.32%
4.45%
2Q13
Loans
Liquidity
Funding Costs
3Q13

Yields


6.28%
6.12%
6.25%
5.96%
5.93%
All Loans
4.52%
4.27%
4.38%
3.98%
3.98%
New Loans
1.63%
1.28%
1.43%
1.40%
1.50%
Investments
3Q12
4Q12
1Q13
2Q13
3Q13

- The net interest margin expanded by 13 bps in the quarter, as lower yields on loans were more than offset by lower deposit costs and higher securities yields
- Loan yields were steady as the effect of originating new loans at lower yields was offset by additional accretion on the legacy portfolio

Core Noninterest Income Rises Y/Y

Core Noninterest Income



$ in mms
25
20
15
10
5
0
-5
12.8
15.1
13.1
14.4
15.8
3Q12
4Q12
1Q13
2Q13
3Q13
FDIC indemnification asset (IA)
Non-core adjustments
Core noninterest income, ex FDIC IA

$ in mms

	3Q12	2Q13	3Q13
Services charges on deposits	5.1	6.3	6.0
Debit card income	2.4	3.0	2.9
Fees on mortgage loans sold	1.6	1.6	1.5
Investment advisory and trust fees	0.3	0.4	0.7
Other	3.4	3.1	4.7
Total	**12.8**	**14.4**	**15.8**
FDIC indemnification asset	0.9	(1.1)	(0.5)
Total core noninterest income	**13.6**	**13.3**	**15.3**

- Excluding FDIC asset accretion, core noninterest income increased by $1.4 mm sequentially and $3.0 mm y/y
- Deposit service charges, debit fees, and wealth management revenues were up y/y reflecting slow but steady progress on the part of the consumer bank
- Mortgage fees declined slightly due to higher interest rates. Secondary mortgage loans originated declined from $58 mm in 2Q to $41 mm in 3Q

See reconciliation of non-GAAP measures in appendix.

Noninterest Expense Down Year-to-Date

Noninterest Expense

$ in mms



69
69
61
59
59
46
53
50
51
52
3Q12
4Q12
1Q13
2Q13
3Q13
Non-core adjustments
REO expense
Core non-interest expense, before REO

- Total expenses are down year-to-date due to lower non-core adjustments and REO expense
- Excluding non-core adjustment and REO expense, expenses have been largely flat as we continue investing in the sales force while improving the efficiency of our back office

$ in mms

	3Q12	2Q13	3Q13
Salaries and employee benefits	21.3	22.7	22.6
Net occupancy and equipment expense	9.4	10.5	10.7
Professional fees	2.8	2.3	2.4
Non-cash equity compensation	4.2	1.4	1.4
Other	8.5	14.4	14.7
Total	**46.2**	**51.3**	**51.8**
REO expense	9.6	6.2	7.5
Total core noninterest expense	**55.8**	**57.5**	**59.3**

See reconciliation of non-GAAP measures in appendix.

Liquidity and Capital Ratios Remain Strong

Liquidity

$ in mms



CMBS
$63
5%
Muni
$15
1%
Cash / Equivalents
$164
12%
ABS / Other
$166
12%
Agency CMO
$161
12%
Agency MBS
$797
58%

- Our capital ratios remain strong with tier 1 leverage of 12.8% at the bank and 14.5% on a consolidated basis
- During 3Q, the company repurchased $13 mm of stock at an average price $21.50
- Modified duration of investments was 3.7 years at September 30, 2013

Tangible Book Value Reconcilation

	Per Share
2Q13 TBV	$17.75
Day 1 adjustment	$0.26
GAAP net income	$0.22
Net securities valuation adjustment	$0.10
3Q13 TBV	$18.33

Originated Loan Portfolio Performing Well

Originated Loan Portfolio

$ in mms



Performing balances
Past Due / Non-accrual
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
3Q12
4Q12
1Q13
2Q13
3Q13

- At September 30, past dues were 0.05% of the originated portfolio, down from 0.2% in 2Q, and non-accruals were 0.5%
- Total criticized/classified loans were 1.3%

Originated Loan Portfolio by Loan Type

$ in millions

	3Q13 Balance	% of Total	Criticized / Classified Balance	Criticized / Classified %
CRE	316.2	16.1%	9.7	3.1%
Commercial	1,113.0	56.6%	14.8	1.3%
Consumer / Other	536.0	27.3%	1.8	0.3%
Total	**1,965.2**	**100.0%**	**26.3**	**1.3%**

Strong Resolution Activity in Third Quarter

Special Assets*



$ in mms
-28%
1,200
1,000
800
600
400
200
-
895
1,085
986
854
779
130
274
219
156
3Q12
4Q12
1Q13
2Q13
3Q13
Criticized
Classified Performing
Classified Non-Performing
REO

Nonperforming Loans / Total Loans



11.1%
8.9%
7.4%
5.9%
2010
2011
2012
3Q13

- During 3Q, we reduced the special assets portfolio by $75 mm, bringing the year-to-date reduction to $306 mm or 28%
- New inflows to non-performing status declined to $27 mm in 3Q13 from $33 mm in 2Q13, the lowest level in the last five quarters
- During 3Q13, we sold $18 mm in REO

*Net of charge-offs, prior to marks. Reflects addition of Southern Community in 4Q12.

Legacy Credit Expenses Declining

Legacy Credit Expense



$ in mms
18
16
14
12
10
8
6
4
2
-
15.7
12.0
10.0
-36%
3Q 12
2Q 13
3Q 13

- Legacy credit expenses declined by $2.0 mm sequentially and are down 36% y/y
- We posted a recovery instead of a provision for the legacy loan portfolio as downgrades were conservatively marked and generally covered by collateral, while collections occurred with better payouts than assumed

Legacy Credit Expense Breakdown

	3Q12	2Q13	3Q13
Provision on legacy loans	4.7	2.5	(0.1)
FDIC indemnification asset expense	(0.9)	1.1	0.5
Foreclosed asset related expenses	9.6	6.2	7.5
Loan workout expense	2.3	2.2	2.1
Total legacy credit expense	**15.7**	**12.0**	**10.0**

Appendix

Reconciliation of Core Noninterest Income / Expense

$ in millions

Core non Interest Income	3Q13	2Q13	1Q13	4Q12	3Q12
Net interest income	$65.4	$65.4	$67.1	$67.7	$60.3
Reported non interest income	15.3	13.5	10.9	15.4	20.3
(-)Securities / Purchase Gains	(0.1)	0.2	–	0.0	4.9
(-)Insurance settlement gain		–	–	–	1.8
Core non interest income	$15.3	$13.3	$10.9	$15.4	$13.6
Reported non interest expense	$59.3	$59.4	$61.3	$68.7	$69.4
(-) Conversion expenses	0.0	0.1	0.0	2.4	4.2
(-) Stock compensation	1.1	1.4	1.6	3.8	4.2
(-) Extinguishment debt	(0.4)	–	0.3	–	2.9
(-) CVR Valuation	(0.8)	0.4	2.9	0.4	(0.1)
(-) Insurance settlement expense	–	–	–	–	1.8
(-) Intangible impairment	–	–	–	0.2	–
(-) Legal fees	(0.0)	0.0	0.1	0.1	0.5
Core non interest expense	$59.3	$57.5	$56.4	$61.8	$55.9
***Core fee ratio**	**19.0%**	**16.9%**	**14.0%**	**18.6%**	**18.6%**
****Core efficiency ratio**	**73.5%**	**73.1%**	**72.3%**	**74.4%**	**75.5%**

*Core fee ratio: core noninterest income / (net interest income + core noninterest income)

**Core efficiency ratio: core noninterest expense / (net interest income + core noninterest income)

Reconciliation of Core Net Income

$ in millions

	Quarter Ended 3Q13	Quarter Ended 3Q13	Quarter Ended 2Q13	Quarter Ended 2Q13	Quarter Ended 3Q12	Quarter Ended 3Q12
Net income	**$11.4**	**$11.4**	**$9.4**	**$9.4**	**$37.8**	**$37.8**
Adjustments	**Pre-Tax**	**After-tax**	**Pre-Tax**	**After-tax**	**Pre-Tax**	**After-tax**
Non-Interest Income						
Security gains	0.1	0.1	(0.2)	(0.1)	(4.9)	(3.0)
Non-Interest Expense						
Non-cash equity compensation*	1.1	0.7	1.3	0.8	4.3	2.6
Conversion and severance expense (conversion and salary / employee benefits)*	-	-	0.1	0.1	3.2	1.9
CVR (other expense)	(0.8)	(0.8)	0.4	0.4	(0.1)	(0.1)
Legal and merger (professional fees)	-	-	-	-	1.5	1.5
Tax adjustment	1.6	1.6	-	-	-	(34.0)
Loss on extinguishment of debt*	(0.4)	(0.3)	-	-	3.0	1.8
Tax effect of adjustments*	(0.3)	N/A	(0.4)	N/A	(36.3)	N/A
Core Net Income	**$12.7**	**$12.7**	**$10.6**	**$10.6**	**$8.5**	**$8.5**
Average Assets	$6,681		$6,964		$6,199	
Tangible Common Equity	$951		$945		$996	
**Core ROAA	0.76%		0.61%		0.55%	
***Core ROTCE	5.3%		4.5%		3.4%	

*Tax effected at an income tax rate of 39%
**Core ROAA: Annualized core net income / average assets
***Core ROTCE: Annualized core net income / tangible common equity

Tangible Book Value

(In thousands, except per share data)

	September 30, 2013
Total common shareholders' equity	$1,107,825
Intangibles, net of taxes	(147,061)
Tangible book value	$960,764
Common shares outstanding	52,419
Tangible book value per share	$18.33

* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.